UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2025

Phoenix Energy One, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-42868	83-4526672
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18575 Jamboree Road, Suite 830
Irvine, CA		92612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 416-5037

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Cumulative Redeemable Preferred Shares	PHXE.P	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2025, Brandon Allen, Chief Operating Officer of Phoenix Energy One, LLC (the “Company”) notified the Company of his intent to resign immediately. Mr. Allen’s resignation is not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On November 3, 2025, the Company appointed David Scadden as the Company’s Chief Operating Officer, effective immediately. Previously, Mr. Scadden, age 35, served as the Company’s Chief Execution Officer since September 2024 and, before that, VP of Drilling and Completions of the Company’s wholly owned subsidiary, Phoenix Operating LLC (“PhoenixOp”), beginning in February 2023. Before joining PhoenixOp, Mr. Scadden spent several years accumulating operational oil & gas experience throughout the American West, most recently serving as the Lead Drilling Engineer and Superintendent at Chord Energy from March 2021 to December 2022 and the Senior Drilling Engineer and Superintendent at Chord Energy prior to that. Mr. Scadden has served in roles spanning from onsite supervision to engineering management and has contributed to drilling projects in the San Juan Basin, Piceance Basin, Denver-Julesburg Basin, Eagle Ford Group, Granite Wash, and Williston Basin.

The Company has not entered into or amended any compensatory agreement or arrangement with Mr. Scadden in connection with his appointment as Chief Operating Officer, and no grants or other material benefits have been provided to Mr. Scadden in connection with his appointment.

There is no arrangement or understanding between Mr. Scadden and any other person pursuant to which he was appointed as an officer of the Company. Mr. Scadden has no family relationships with any of the Company’s directors or executive officers. There are no transactions involving the Company and Mr. Scadden that the Company would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2025

PHOENIX ENERGY ONE, LLC

By:	/s/ Curtis Allen
Curtis Allen
Chief Financial Officer